Exhibit 99.1

                   TODCO ANNOUNCES FIRST QUARTER 2005 RESULTS

    HOUSTON, May 5 /PRNewswire-FirstCall/ -- TODCO (NYSE: THE) (the "Company") today reported net income for the three months ended March 31, 2005, of $8.1 million, or $0.13 per diluted share, on revenues of $111.9 million compared with a net loss of $22.3 million, or $0.53 per share, on revenues of $73.8 million for the same quarter of 2004. For the three months ended March 31, 2005, earnings before interest, taxes, depreciation and amortization ("EBITDA") was $36.2 million compared to a loss of $4.2 million for the same quarter of 2004.

    The improvement in first quarter 2005 results over the same quarter last year was principally caused by improved utilizations and dayrates in the Company's domestic operations, which will be discussed during TODCO's publicly accessible first quarter conference call. The conference call will be at 9:00 a.m. (CDT), Thursday, May 5, 2005. The conference call can be heard live on the Company's web site at www.theoffshoredrillingcompany.com or by dialing (800) 289-0533 or (913) 981-5525. A replay of the conference call will be available for approximately 30 days after the call on the Company's web site or by dialing
(719) 457-0820, reference code 8025414.

    TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's common stock is traded on the New York Stock Exchange under the symbol "THE". For more information about TODCO, please go to the company's web site at www.theoffshoredrillingcompany.com .

                             TODCO AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                                   March 31,     December 31,
                                                     2005            2004
                                                 ------------    ------------
                                                  (Unaudited)
                      ASSETS

Cash and cash equivalents                        $       77.5    $       65.1
Accounts receivable
  Trade                                                  79.1            67.2
  Related party                                           9.9            11.5
  Other                                                   4.4             3.8
Materials and supplies                                    4.3             4.3
Deferred income taxes                                     3.5             3.5
Other current assets                                      2.0             2.5
    Total current assets                                180.7           157.9

Property and equipment                                  921.0           920.8
Less accumulated depreciation                           376.6           353.6
    Property and equipment, net                         544.4           567.2

Other assets                                             33.4            36.3
    Total assets                                 $      758.5    $      761.4

       LIABILITIES AND STOCKHOLDERS' EQUITY

Trade accounts payable                           $       16.4    $       20.6
Accrued income taxes                                     11.2            10.6
Accrued income taxes - related party                     13.5             8.4
Debt due within one year                                  9.6             8.2
Debt due within one year - related party                  3.0             3.0
Interest payable - related party                          0.2             0.2
Other current liabilities                                36.0            45.5
Current liabilities related to discontinued
 operations                                               0.2             0.2
    Total current liabilities                            90.1            96.7

Long-term debt                                           17.3            17.2
Deferred income taxes                                   162.7           163.6
Other long-term liabilities                               3.1             3.3
    Total long-term liabilities                         183.1           184.1

Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000
 shares authorized and no shares issued
 and outstanding                                          ---             ---
Common stock, Class A, $0.01 par value,
 500,000,000 shares authorized, 60,634,599
 shares and 60,300,746 outstanding at
 March 31, 2005 and December 31, 2004,
 respectively                                             0.6             0.6
Common stock, Class B, $0.01 par value,
 260,000,000 shares authorized and no shares
 issued and outstanding                                   ---             ---
Additional paid-in capital                            6,509.2         6,510.0
Retained deficit                                     (6,019.4)       (6,027.5)
Unearned compensation                                    (5.1)           (2.5)
    Total stockholders' equity                          485.3           480.6
    Total liabilities and stockholders' equity   $      758.5    $      761.4

                             TODCO AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In millions, except per share data)
                                   (Unaudited)

                                                 Three Months Ended March 31,
                                                 ----------------------------
                                                     2005            2004
                                                 ------------    ------------
Operating revenues                               $      111.9    $       73.8

Costs and expenses

  Operating and maintenance                              68.9            66.9
  Depreciation                                           24.0            24.2
  General and administrative                              8.4            12.3
  General and administrative - related party              ---             0.1
  Gain on disposal of assets, net                        (1.1)           (2.7)
                                                        100.2           100.8

Operating income (loss)                                  11.7           (27.0)

Other income (expense), net
  Interest income                                         0.5             0.1
  Interest expense                                       (1.0)           (1.0)
  Interest expense - related party                       (0.1)           (3.2)
  Loss on retirement of debt                              ---            (1.9)
  Other, net                                              0.5             0.5
                                                         (0.1)           (5.5)

Income (loss) before income taxes                        11.6           (32.5)
Income tax expense (benefit)                              3.5           (10.2)

Net income (loss)                                $        8.1    $      (22.3)

Net income (loss) per common share
  Basic                                          $       0.13    $      (0.53)
  Diluted                                        $       0.13    $      (0.53)

Weighted average common shares outstanding:
  Basic                                                  60.0            42.1
  Diluted                                                60.9            42.1

                                      TODCO
                       Selected Segment and Operating Data
                       (In millions, except daily amounts)
                                   (Unaudited)

                                                    Three Months Ended
                                       -------------------------------------------
                                         March 31,     December 31,      March 31,
                                           2005            2004            2004
                                       -----------     -----------     -----------
U.S. Gulf of Mexico Segment

  Operating days                             1,159           1,190             857
  Available days                             2,070           2,116           2,002
  Utilization                                   56%             56%             43%
  Average rig revenue per day          $    44,600     $    39,900     $    30,600

  Operating revenues                   $      51.7     $      47.5     $      26.2
  Operating and maintenance
   expenses                                   25.7            25.7            24.0
  Depreciation                                12.7            12.5            12.4
  Gain on disposal of assets, net              ---             ---            (1.5)
    Operating income (loss)            $      13.3     $       9.3     $      (8.7)

U.S. Inland Barge Segment

  Operating days                             1,202           1,273           1,090
  Available days                             2,624           2,760           2,730
  Utilization                                   46%             46%             40%
  Average rig revenue per day          $    25,000     $    23,000     $    20,300

  Operating revenues                   $      30.0     $      29.3     $      22.1
  Operating and maintenance
   expenses                                   22.3            19.4            21.3
  Depreciation                                 5.7             5.7             5.6
  Gain on disposal of assets, net             (0.8)           (0.8)           (0.2)
    Operating income (loss)            $       2.8     $       5.0     $      (4.6)

Other International Segment

  Operating days                               709             606             467
  Available days                             1,260           1,564           1,638
  Utilization                                   56%             39%             29%
  Average rig revenue per day          $    28,400     $    29,400     $    40,000

  Operating revenues                   $      20.1     $      17.8     $      18.7
  Operating and maintenance
   expenses                                   15.5            16.1            16.0
  Depreciation                                 4.4             4.5             4.9
  Loss on disposal of assets, net              0.3             ---             ---
  Impairment loss on long-lived
   assets                                      ---             2.8             ---
    Operating loss                     $      (0.1)    $      (5.6)    $      (2.2)

Delta Towing

  Operating revenues                   $      10.1     $       9.1     $       6.8
  Operating and maintenance
   expenses                                    5.4             5.1             5.6
  Depreciation                                 1.2             1.0             1.3
  General and administrative
   expenses                                    1.2             1.2             0.8
  Gain on disposal of assets, net             (0.6)           (0.3)           (1.0)
    Operating income                   $       2.9     $       2.1     $       0.1

Total Company

  Rig operating days                         3,070           3,069           2,414
  Rig available days                         5,954           6,440           6,370
  Rig utilization                               52%             48%             38%

  Operating revenues                   $     111.9     $     103.7     $      73.8
  Operating and maintenance
   expenses                                   68.9            66.3            66.9
  Depreciation                                24.0            23.7            24.2
  General and administrative
   expenses                                    8.4             7.4            12.4
  Impairment loss on long-lived
   assets                                      ---             2.8             ---
  Gain on disposal of assets, net             (1.1)           (1.1)           (2.7)
    Operating income (loss)            $      11.7     $       4.6     $     (27.0)

                             TODCO and Subsidiaries
                 Non-GAAP Financial Measures and Reconciliations
                                  (In millions)
                                   (Unaudited)

                                                 For the Three Months Ended
                                       -------------------------------------------
                                         March 31,     December 31,      March 31,
                                           2005            2004            2004
                                       -----------     -----------     -----------
Net income (loss) to EBITDA
  Net income (loss)                    $       8.1     $       3.4     $     (22.3)
  Adjustments:
    Depreciation                              24.0            23.7            24.2
    Income tax expense (benefit)               3.5             0.9           (10.2)
    Interest income                           (0.5)           (0.3)           (0.1)
    Interest expense                           1.0             1.0             1.0
    Interest expense - related party           0.1     $       0.1             3.2
  EBITDA                               $      36.2     $      28.8     $      (4.2)

SOURCE  TODCO
    -0-                             05/05/2005
    /CONTACT: T. Scott O'Keefe, Sr. Vice President & CFO of TODCO, +1-713-278-6010/
    /Web site:  http://www.theoffshoredrillingcompany.com /